YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

M FUND, INC.
M CAPITAL APPRECIATION FUND
1125 NW Couch Street, Suite 900
Portland, Oregon 97209

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, APRIL 22, 2026

The undersigned hereby appoints Joyce Smith and Kent Barnes, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on February 13, 2026, at a Special Meeting of Shareholders to be held on April 22, 2026 at 10:00 a.m. Pacific time (special meeting date), at the offices of M Financial Investment Advisers, Inc., 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, and virtually via conference call, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2026. The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available at https://vote.proxyonline.com/MFund/docs. Please see the Proxy Statement/Prospectus or call (800) 659-6590 for information on how to obtain the credential to attend the Meeting, whether in person or virtually.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free (800) 659-6590. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID	CUSIP

M CAPITAL APPRECIATION FUND

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Combined Proxy Statement is acknowledged.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF M FUND, INC.

If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all of the assets of the M Capital Appreciation Fund, a series of M Fund, Inc. (the “Target Fund” ) to M Capital Appreciation Fund, a newly created series of Northern Lights Fund Trust II (the “Acquiring Fund”), in exchange for the shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (c) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their holdings of shares of the Target Fund.	○	○	○

2.	To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

THANK YOU FOR CASTING YOUR VOTE

MAIL ID:	BAR CODE	CUSIP

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

M FUND, INC.
M INTERNATIONAL EQUITY FUND
1125 NW Couch Street, Suite 900
Portland, Oregon 97209

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, APRIL 22, 2026

The undersigned hereby appoints Joyce Smith and Kent Barnes, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on February 13, 2026, at a Special Meeting of Shareholders to be held on April 22, 2026, at 10:00 a.m. Pacific time (special meeting date), at the offices of M Financial Investment Advisers, Inc., 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, and virtually via conference call, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2026. The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available at https://vote.proxyonline.com/MFund/docs. Please see the Proxy Statement/Prospectus or call (800) 659-6590 for information on how to obtain the credential to attend the Meeting, whether in person or virtually.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free (800) 659-6590. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID	CUSIP

M INTERNATIONAL EQUITY FUND

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Combined Proxy Statement is acknowledged.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF M FUND, INC.

If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all of the assets of the M International Equity Fund, a series of M Fund, Inc. (the “Target Fund” ) to M International Equity Fund, a newly created series of Northern Lights Fund Trust II (the “Acquiring Fund”), in exchange for the shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (c) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their holdings of shares of the Target Fund.	○	○	○

2.	To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

THANK YOU FOR CASTING YOUR VOTE

MAIL ID:	BAR CODE	CUSIP

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

M FUND, INC.
M LARGE CAP VALUE FUND
1125 NW Couch Street, Suite 900
Portland, Oregon 97209

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, APRIL 22, 2026

The undersigned hereby appoints Joyce Smith and Kent Barnes, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on February 13, 2026, at a Special Meeting of Shareholders to be held on April 22, 2026 at 10:00 a.m. Pacific time (special meeting date), at the offices of M Financial Investment Advisers, Inc., 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, and virtually via conference call, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2026. The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available at https://vote.proxyonline.com/MFund/docs. Please see the Proxy Statement/Prospectus or call (800) 659-6590 for information on how to obtain the credential to attend the Meeting, whether in person or virtually.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free (800) 659-6590. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID	CUSIP

M LARGE CAP VALUE FUND

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Combined Proxy Statement is acknowledged.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF M FUND, INC.

If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all of the assets of the M Large Cap Value Fund, a series of M Fund, Inc. (the “Target Fund” ) to M Large Cap Value Fund, a newly created series of Northern Lights Fund Trust II (the “Acquiring Fund”), in exchange for the shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (c) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their holdings of shares of the Target Fund.	○	○	○

2.	To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

THANK YOU FOR CASTING YOUR VOTE

MAIL ID:	BAR CODE	CUSIP

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

M FUND, INC.
M LARGE CAP GROWTH FUND
1125 NW Couch Street, Suite 900
Portland, Oregon 97209

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, APRIL 22, 2026

The undersigned hereby appoints Joyce Smith and Kent Barnes, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on February 13, 2026, at a Special Meeting of Shareholders to be held on April 22, 2026 at 10:00 a.m. Pacific time (special meeting date), at the offices of M Financial Investment Advisers, Inc., 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, and virtually via conference call, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2026. The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available at https://vote.proxyonline.com/MFund/docs. Please see the Proxy Statement/Prospectus or call (800) 659-6590 for information on how to obtain the credential to attend the Meeting, whether in person or virtually.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free (800) 659-6590. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID	CUSIP

M LARGE CAP GROWTH FUND

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Combined Proxy Statement is acknowledged.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF M FUND, INC.

If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all of the assets of the M Large Cap Growth Fund, a series of M Fund, Inc. (the “Target Fund” ) to M Large Cap Growth Fund, a newly created series of Northern Lights Fund Trust II (the “Acquiring Fund”), in exchange for the shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (c) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their holdings of shares of the Target Fund.	○	○	○

2.	To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

THANK YOU FOR CASTING YOUR VOTE

MAIL ID:	BAR CODE	CUSIP